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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 7, 2007


                           LEINER HEALTH PRODUCTS INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                333-118532            95-3431709
 (State or other jurisdiction of    (Commission           (IRS Employer
  incorporation or organization)    File Number)      Identification Number)


         901 East 233rd Street, Carson, California            90745
         (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (310) 835-8400
                                                           --------------


                                       N/A
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

     On February 7, 2007, we issued a press release announcing our results for the third quarter of fiscal 2007. Attached hereto as Exhibit 99.1, but only furnished pursuant to Item 2.02 of this report and incorporated herein by reference, is our press release.

     The attached press release contains a non-GAAP financial measure. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles, or GAAP. To supplement our consolidated financial statements presented in accordance with GAAP, in our press release we provide Credit Agreement EBITDA, which excludes certain expenses, gains and losses.

     Credit Agreement EBITDA is the basis for the calculation of significant financial covenants in our credit facility, which requires us to meet "Consolidated Indebtedness to Credit Agreement EBITDA Leverage Ratios" and "Credit Agreement EBITDA to Consolidated Interest Expense Ratio" as such terms are defined in the Credit Agreement. We believe that the availability of Credit Agreement EBITDA will assist investors in evaluating our financial performance and our performance relative to the Credit Agreement covenants. In addition, because we have historically reported Credit Agreement EBITDA to investors, we believe the inclusion of this non-GAAP measure provides consistency in our financial reporting.

     Credit Agreement EBITDA should be considered in addition to results prepared in accordance with GAAP, and are not a substitute for, or superior to, GAAP results. Specifically, Credit Agreement EBITDA should not be construed as an alternative to income from operations or net income (loss) as a measure of operating results, or cash flows as a measure of liquidity. Consistent with our historical practice, the Credit Agreement EBITDA has been reconciled to net income (loss) computed under GAAP.

     As used herein and in the press release, "GAAP" refers to generally accepted accounting principles in the United States. As stated in our press release, our non-GAAP financial measures referenced in the press release exclude the following charges, net of any related tax impact, from our statements of operations:


     o    Provision for (benefit from) income taxes
     o    Interest expense, net
     o    Non-cash charges related to depreciation and amortization
     o    Non-cash charges related to asset write-down
     o    Non-cash charges related to stock compensation expense
     o    Expenses related to permitted acquisition
     o    Expenses related to joint care and other products
     o    Certain management fees

     The information in this Current Report on Form 8-K, including the information in Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, such information shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.


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Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

   (c)   Exhibits

           99.1          Press Release dated February 7, 2007.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LEINER HEALTH PRODUCTS INC.



                                         By:  /s/ Kevin McDonnell
                                            ------------------------------------
                                              Kevin McDonnell
                                              Executive Vice President and
                                              Chief Financial Officer



Date: February 7, 2007